Putnam
Convertible
Income-Growth
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

In this period of global economic adversity, it is important for investors to maintain a long-term focus. As Putnam Convertible
Income-Growth Trust's managers observe in their report for the fiscal year ended October 31, 2001, reasons for optimism lie beyond today's troubled environment.

We share that view because we have learned from experience that the effects of near-term events such as today's worldwide economic slowdown and related market disruptions almost always diminish as time casts them in a broader perspective.

On the following pages, your fund's managers discuss performance during fiscal 2001 and explain how they are already positioning the portfolio for what they believe will be an improved economic and market environment for the fund as it enters its new fiscal year. We believe you will find the report to be compelling reading.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 12, 2001

REPORT FROM FUND MANAGEMENT

Dolores S. Bamford
James A. Polk

Putnam Convertible Income-Growth Trust's fiscal year, ended October 31, 2001, was a period of many challenges for businesses and investors alike. Economic weakness around the globe contributed to decreases in demand, spending, productivity, profitability, and earnings expectations. To spur the economy, the Federal Reserve Board acted decisively, reducing short-term interest rates significantly throughout the year. Although there were periods of exuberance -- as in April, when a rally in the cyclicals sector gave investors reason for optimism -- investors generally lowered their expectations during the year. As summer yielded to fall, we anticipated a turnaround and positioned the fund to take advantage of it. This proved to be premature, as the events of September 11 delayed significant progress toward economic recovery. Ultimately, a recalcitrant bear market claimed the year, and the fund's fiscal-year performance reflects these difficult circumstances. Nevertheless, we remain positive on the fund's ability to capitalize whenever a recovery eventually unfolds. Interest rates are low, and we believe that as prospects for stock prices improve, our carefully selected portfolio will offer appreciation potential and relatively small downside risk.

Total return for 12 months ended 10/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -19.85%  -24.47%  -20.46% -24.03%  -20.51% -21.23%  -20.27% -23.05%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* FUND'S STRATEGY FACED ADVERSE ECONOMIC CLIMATE

In the semiannual report to shareholders, we outlined changes to the fund's portfolio we had undertaken in an effort to better capitalize on the market's opportunities while maintaining a conservative risk profile. One of those changes included a gradual increase in our exposure to the securities of mid-cap companies. Because the fortunes of these companies tend to respond more dramatically to the stimulating effect of lower interest rates, we believe they may have greater potential for appreciation than stocks of larger, well-established companies.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electronics            11.5%

Pharmaceuticals         8.7%

Software                5.7%

Energy                  5.3%

Technology services     4.9%

Footnote reads:
*Based on net assets as of 10/31/01. Holdings will vary over time.

However, mid-cap companies are also more vulnerable and in periods of protracted economic sluggishness, such as we have experienced in recent months, investors may question the ability of these companies to pay principal and interest on outstanding bonds. Consequently, even though the lower interest-rate environment has generally favored bond prices, investor perceptions can lead to a decrease in the value of these bonds.

Since our last report, the market has become more averse to smaller caps than we had anticipated, especially after the destabilizing events of September. In this environment, our decision to increase the fund's mid-cap exposure contributed to disappointing short-term results; however, we remain confident that this strategy can prove rewarding in upcoming months and at this time we plan no further shifts.

Throughout the year, as stock prices fell, the prices of convertible securities in most sectors became attractively priced. Seeking to take full advantage of this opportunity, we proceeded to implement a more aggressive strategy of buying undervalued convertibles, particularly technology companies that had experienced significant stock price declines. As the prices of these securities declined to their bond floors, their risk/reward profiles became increasingly more attractive and they offered above-average yields. If the stock prices move upward, the bond prices should appreciate as well.

Adding these securities has increased the portfolio's equity sensitivity, a strategy that can be productive when the economy is accelerating and equity markets are improving. As we moved into the third quarter of 2001, signs of economic recovery were slow to arrive. While our strategy of adding equity-sensitive holdings may have been somewhat premature, we believe it will pay off in the long run when the market eventually recovers. Already, since September 11, the major equity indexes are up almost to pre-attack levels.

"Think of convertibles as stocks on a short bungee cord: They go up and down like stocks, but not as much. Yet their long-term returns are superior to those of ordinary bonds. Their relative stability makes them good investments in a sideways or slowly recovering market."

-- Kiplinger's Personal Finance, September 2001

The terrorist attacks in September gave investors reason to worry that any broad market recovery would be further delayed. As a result, companies with high levels of debt or those with weakening fundamentals were penalized. These included some of the speculative-grade securities held by your fund, particularly in the technology and telecommunications sectors, and their losses dampened the fund's performance. We believe the effects of the government's monetary and fiscal policies will indeed propel the economy into another expansionary phase, and when that occurs, your fund's portfolio is well positioned to prosper.

* PORTFOLIO HELPED BY STRONG PERFORMERS

Over the last six months, the fund was helped by its relatively limited exposure to the utilities and communication services sectors. Our emphasis on consumer staples and financials also contributed to performance. As can be expected in a well-diversified portfolio, a number of holdings had strong performance that helped boost the fund's return for the period. Antivirus software maker Network Associates was a standout, despite the generally lackluster performance from the technology sector. In addition to its primary product line, VirusScan, the company produces network management applications for PC-based networks.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Ace, Ltd.
$4.125 cum. cv. pfd.
Insurance

TXI Capital Trust I
$2.75 cv. pfd.
Engineering and construction

Vec Trust I
$1.937 cum. cv. pfd.
Oil and gas

Western Gas Resources
$2.625 cum. cv. pfd.
Oil and gas

Xerox Corp.
cv. sub. deb. 0.57s, 2018
Photography/imaging

XL Capital, Ltd.
Class A (Bermuda)
Insurance

ICN Pharmaceuticals, Inc.
144A cv. sub. notes 6 1/2s, 2008
Pharmaceuticals

TXU Corp.
$4.375 cv. pfd.
Electric utilities

Elan Finance Corp., Ltd.
cv. LYON zero %, 2018 (Bermuda)
Pharmaceuticals

International Paper Capital Trust
$2.625 cum. cv. pfd.
Paper and forest products

Footnote reads:
These holdings represent 14.4% of the fund's net assets as of 10/31/01. Portfolio holdings will vary over time.

Network Associates licenses its software to corporate, government and institutional customers. The company also owns a majority stake in its McAfee.com subsidiary, an Internet-based security application. While this security and others mentioned in this report were viewed favorably at the end of the reporting period, all are subject to review in accordance with the fund's investment policy and may change in the future.

Through its many subsidiaries, ACE Limited provides a wide range of insurance coverage to individual and commercial customers in more than 50 countries. ACE's current business emphasizes property/casualty, liability, and reinsurance, but the company plans to expand into life and health insurance. Perhaps it is not surprising that, in the aftermath of the terrorist attacks, individuals and businesses have begun to reassess their insurance needs. ACE, Ltd., like many other insurance companies, has benefited from this trend.

Fund holding Vector Group is up sharply year to date. This company is involved in the production of premium name-brand, generic, and discount cigarettes and has acquired the rights to a production process that purportedly makes cigarettes virtually nicotine free.

* OUTLOOK IS ENCOURAGING FOR CONVERTIBLES

As we begin a new fiscal period, we are very optimistic about the future. The Fed has made dramatic moves to stimulate the economy, and as this report was being written, the government was negotiating the terms of an economic stimulus package. We believe that recovery will follow, but the timing is not clear. In our opinion, the fund's current positioning, which anticipates an economic turnaround, is the correct one and so we will maintain our strategy of emphasizing equity-sensitive securities. Although the fund remains primarily invested in large cap companies, we will gradually increase our exposure to convertibles of midsized companies as we head into 2002.

Because convertible securities tend to be somewhat illiquid, our strategies are played out over the long term, and day-to-day transactions are always carried out within the context of the fund's long-term goals. As always, we remain extremely diligent in our research and security selection in order to identify those opportunities we believe are the most likely to satisfy the fund's objectives of income and growth.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/01, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds in the portfolio reflect a greater possibility that adverse changes in the economy or poor performance of the issuers of these bonds may affect the issuer's ability to pay principal and interest.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to the Putnam Funds' Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Convertible Income-Growth Trust is designed for investors seeking current income and capital appreciation mainly through bonds and preferred stocks convertible into common stock, with conservation of capital as a secondary objective.



TOTAL RETURN FOR PERIODS ENDED 10/31/01

                         Class A              Class B             Class C            Class M
(inception dates)       (6/29/72)            (7/15/93)           (7/26/99)           (3/13/95)
                      NAV       POP        NAV     CDSC        NAV      CDSC       NAV       POP
--------------------------------------------------------------------------------------------------
1 year              -19.85%   -24.47%    -20.46%  -24.03%    -20.51%  -21.23%    -20.27%   -23.05%
--------------------------------------------------------------------------------------------------
5 years              18.92     12.06      14.50    13.26      14.49    14.49      16.21     12.12
Annual average        3.53      2.30       2.75     2.52       2.74     2.74       3.05      2.31
--------------------------------------------------------------------------------------------------
10 years            137.08    123.48     119.82   119.82     119.87   119.87     125.57    117.73
Annual average        9.02      8.37       8.19     8.19       8.20     8.20       8.47      8.09
--------------------------------------------------------------------------------------------------
Annual average
(life of fund)       10.75     10.53       9.75     9.75       9.92     9.92      10.03      9.90
--------------------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/01

            Standard & Poor's 500  Merrill Lynch
               Composite Stock    All-Convertible     Lehman         Consumer
                 Price Index         Bond Index    Credit Index*    price index
-------------------------------------------------------------------------------
1 year            -24.90%             -17.16%         15.80%           2.13%
-------------------------------------------------------------------------------
5 years            61.36               53.47          45.03           12.19
Annual average     10.04                8.95           7.72            2.33
-------------------------------------------------------------------------------
10 years          232.36              198.97         122.06           29.26
Annual average     12.76               11.57           8.30            2.60
-------------------------------------------------------------------------------
Annual average                                             [DBL.
(life of fund)     11.99                  --+            --DAGGER]     5.06
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Formerly Lehman Corporate Bond Index.

+Index began operations on 12/31/87 and did not exist at the fund's inception.

[DBL. DAGGER] Index began operations on 12/31/72 and did not exist at the fund's inception.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/91


                                     S&P 500            Merrill Lynch
              Fund's class A     Composite Stock       All-Convertible     Lehman Credit      Consumer price
Date           shares at POP       Price Index            Bond Index           Index              index
10/31/91           9,425             10,000                10,000              10,000             10,000
10/31/92          11,138             10,996                11,887              11,112             10,320
10/31/93          13,560             12,639                15,038              12,796             10,604
10/31/94          13,809             13,127                14,406              12,133             10,881
10/31/95          15,795             16,598                16,641              14,414             11,186
10/31/96          18,793             20,598                19,481              15,311             11,521
10/31/97          23,089             27,212                23,519              16,729             11,761
10/31/98          22,773             33,196                23,124              18,068             11,929
10/31/99          26,513             41,717                29,870              18,179             12,234
10/31/00          27,882             44,258                36,089              19,177             12,656
10/31/01         $22,348            $33,236               $29,897             $22,206            $12,926

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $21,982 and $21,987, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $22,557 ($21,773 at public offering price).



PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/01

                  Class A         Class B         Class C         Class M
-------------------------------------------------------------------------------
Distributions
(number)             4               4               4               4
-------------------------------------------------------------------------------
Income            $0.6183         $0.4963         $0.4993         $0.5343
-------------------------------------------------------------------------------
Capital gains
  Long-term        0.6066          0.6066          0.6066          0.6066
-------------------------------------------------------------------------------
  Short-term       0.5561          0.5561          0.5561          0.5561
-------------------------------------------------------------------------------
  Total           $1.7810         $1.6590         $1.6620         $1.6970
-------------------------------------------------------------------------------
Share value:   NAV        POP        NAV             NAV       NAV       POP
-------------------------------------------------------------------------------
10/31/00      $18.62     $19.76    $18.37          $18.55     $18.50    $19.17
-------------------------------------------------------------------------------
10/31/01       13.32      14.13     13.13           13.26      13.23     13.71
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 1          4.86%      4.59%     4.05%           3.98%      4.32%     4.17%
-------------------------------------------------------------------------------
Current
30-day SEC
yield 2         5.64       5.31      4.88            4.88       5.13      4.95
-------------------------------------------------------------------------------

1 Most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                         Class A              Class B             Class C            Class M
(inception dates)       (6/29/72)            (7/15/93)           (7/26/99)           (3/13/95)
                      NAV       POP        NAV     CDSC        NAV      CDSC       NAV       POP
--------------------------------------------------------------------------------------------------
1 year              -23.85%   -28.24%    -24.46%  -27.86%    -24.42%  -25.10%    -24.22%   -26.89%
--------------------------------------------------------------------------------------------------
5 years              17.93     11.13      13.56    12.33      13.63    13.63      15.27     11.24
Annual average        3.35      2.13       2.58     2.35       2.59     2.59       2.88      2.15
--------------------------------------------------------------------------------------------------
10 years            138.79    125.07     121.44   121.44     121.54   121.54     127.24    119.30
Annual average        9.09      8.45       8.27     8.27       8.28     8.28       8.55      8.17
--------------------------------------------------------------------------------------------------
Annual average
(life of fund)       10.73     10.50       9.73     9.73       9.90     9.90      10.01      9.87
--------------------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a contingent deferred sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged index of common stock performance.

Merrill Lynch All-Convertible Index*+ is an unmanaged index of domestic convertible securities.

The Lehman Credit Index* (formerly the Lehman Corporate Bond Index) is an unmanaged index of corporate bonds.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

+Putnam Management has recently undertaken a review of benchmarks for various funds. This index replaces the Lehman Credit Index as a performance benchmark for this fund because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Convertible Income-Growth Trust

We have audited the accompanying statement of assets and liabilities of Putnam Convertible Income-Growth Trust, including the fund's portfolio, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Convertible Income-Growth Trust as of October 31, 2001, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                     KPMG  LLP
Boston, Massachusetts
December 5, 2001


THE FUND'S PORTFOLIO
October 31, 2001

CONVERTIBLE BONDS AND NOTES (57.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
       $    700,000 DoubleClick, Inc. cv. sub. notes 4 3/4s, 2006                                      $    518,000
            196,000 DoubleClick, Inc. 144A cv. sub. notes 4 3/4s, 2006                                      145,040
          4,350,000 Young & Rubicam, Inc. cv. sr. notes 3s, 2005                                          4,105,313
                                                                                                      -------------
                                                                                                          4,768,353

Aerospace and Defense (--%)
-------------------------------------------------------------------------------------------------------------------
          4,297,000 Kellstrom Industries, Inc. cv. sr. notes 5 1/2s, 2003                                   107,425

Automotive (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,160,000 Standard Motor Products, Inc. cv. sub. notes
                    6 3/4s, 2009                                                                          1,444,500
          3,177,000 Tower Automotive, Inc. cv. sub. notes 5s, 2004                                        2,366,865
                                                                                                      -------------
                                                                                                          3,811,365

Banking (0.3%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 JMH Finance, Ltd. 144A cv. sr. notes 4 3/4s, 2007
                    (United Kingdom)                                                                      2,865,000

Biotechnology (2.0%)
-------------------------------------------------------------------------------------------------------------------
         13,598,000 Affymetrix, Inc. cv. sub. notes 4 3/4s, 2007                                          9,059,668
          2,024,000 COR Therapeutics, Inc. 144A cv. notes 5s, 2007                                        1,814,010
          5,110,000 COR Therapeutics, Inc. 144A cv. notes 4 1/2s, 2006                                    4,445,700
          2,200,000 Genzyme Corp. 144A cv. sub. deb. 3s, 2021                                             2,282,500
                                                                                                      -------------
                                                                                                         17,601,878

Broadcasting (1.4%)
-------------------------------------------------------------------------------------------------------------------
          9,500,000 Jacor Communications, Inc. cv. Liquid Yield Option
                    Notes (LYON) zero %, 2018                                                             4,417,500
         15,600,000 News America, Inc. 144A cv. LYON zero %, 2021                                         7,507,500
                                                                                                      -------------
                                                                                                         11,925,000

Cable Television (0.4%)
-------------------------------------------------------------------------------------------------------------------
          3,510,000 Adelphia Communications Corp. cv. sub. notes
                    3 1/4s, 2021                                                                          3,022,988

Communications Equipment (1.3%)
-------------------------------------------------------------------------------------------------------------------
      $   5,700,000 CIENA Corp. cv. sr. notes 3 3/4s, 2008                                                3,583,875
          1,000,000 CommScope, Inc. cv. sub. notes 4s, 2006                                                 798,750
          7,273,000 ONI Systems Corp. cv. notes 5s, 2005                                                  4,736,541
          4,889,000 Redback Networks, Inc. cv. sub. notes 5s, 2007                                        2,377,276
                                                                                                      -------------
                                                                                                         11,496,442

Computers (2.7%)
-------------------------------------------------------------------------------------------------------------------
          3,825,000 Adaptec, Inc. cv. sub. notes 4 3/4s, 2004                                             3,399,469
         17,400,000 Anixter International, Inc. cv. sr. notes zero %, 2020                                4,654,500
          6,350,000 Anixter International, Inc. 144A cv. sr. notes
                    zero %, 2020                                                                          1,698,625
          5,800,000 Checkpoint Systems, Inc. cv. sub. deb. 5 1/4s, 2005                                   4,589,250
          2,000,000 Checkpoint Systems, Inc. 144A cv. sub. deb.
                    5 1/4s, 2005                                                                          1,582,500
         13,000,000 Hewlett-Packard Co. cv. sub. notes zero %, 2017                                       5,850,000
          1,582,000 Quantum Corp. cv. sub. notes 7s, 2004                                                 1,360,520
                                                                                                      -------------
                                                                                                         23,134,864

Electrical Equipment (0.2%)
-------------------------------------------------------------------------------------------------------------------
            981,000 Amkor Technology, Inc. cv. sub. notes 5s, 2007                                          556,718
          2,340,000 Amkor Technology, Inc. 144A cv. sub. notes 5s, 2007                                   1,327,950
                                                                                                      -------------
                                                                                                          1,884,668

Electronics (8.6%)
-------------------------------------------------------------------------------------------------------------------
         11,550,000 Act Manufacturing, Inc. cv. sub. notes 7s, 2007                                       4,056,938
          8,833,000 Arrow Electronics, Inc. cv. deb. zero %, 2021                                         3,820,273
          2,500,000 Atmel Corp. cv. sub. deb. zero %, 2018                                                1,312,500
         13,850,000 Atmel Corp. 144A cv. sub. notes zero %, 2021                                          4,172,313
          3,642,000 Benchmark Electronics, Inc. cv. sub. notes 6s, 2006                                   2,777,025
          4,500,000 Brooks Automation, Inc. cv. sub notes 4 3/4s, 2008                                    3,667,500
          5,390,000 Brooks Automation, Inc. 144A cv. notes 4 3/4s, 2008                                   4,419,800
         25,400,000 Celestica, Inc. cv. LYON zero %, 2020 (Canada)                                       10,160,000
          3,000,000 DDi Corp. cv. sub. notes 5 1/4s, 2008                                                 2,043,750
          4,440,000 Fairchild Semiconductor International, Inc. 144A cv.
                    sr. sub. notes 5s, 2008                                                               4,487,197
          1,203,000 International Rectifier Corp. 144A cv. sub. notes
                    4 1/4s, 2007                                                                          1,004,505
          5,200,000 Jabil Circuit, Inc. cv. sub. notes 1 3/4s, 2021                                       4,829,500
          1,830,000 Kulicke & Soffa Industries, Inc. cv. sub. notes
                    4 3/4s, 2006                                                                          1,619,550
            419,000 Kulicke & Soffa Industries, Inc. 144A cv. sub. notes
                    4 3/4s, 2006                                                                            370,815
            109,000 Lattice Semiconductor Corp. cv. sub. notes 4 3/4s,
                    2006                                                                                    117,448
          1,407,000 Lattice Semiconductor Corp. 144A cv. sub. notes
                    4 3/4s, 2006                                                                          1,516,043
          3,800,000 LSI Logic Corp. cv. sub. notes 4 1/4s, 2004                                           4,693,000
          4,635,000 S3, Inc. cv. sub. notes 5 3/4s, 2003                                                  2,404,406
         14,300,000 Sanmina Corp. cv. sub. deb. zero %, 2020                                              4,987,125
         10,245,000 Solectron Corp. cv. LYON zero %, 2020                                                 5,224,950
          8,400,000 TriQuint Semiconductor, Inc. cv. notes 4s, 2007                                       6,373,500
                                                                                                      -------------
                                                                                                         74,058,138

Energy (3.3%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Global Marine, Inc. cv. deb. zero %, 2020                                             1,455,000
          6,400,000 Global Marine, Inc. 144A cv. deb. zero %, 2020                                        3,104,000
          4,900,000 Hanover Compressor Co. cv. sr. notes 4 3/4s, 2008                                     4,648,875
         14,300,000 Nabors Industries, Inc. cv. deb. zero %, 2020                                         8,919,625
            790,000 Offshore Logistics, Inc. 144A cv. sub. notes 6s, 2003                                   819,625
         11,204,000 Pride International, Inc. cv. deb. zero %, 2021                                       6,554,340
          6,623,000 Pride International, Inc. cv. sub. deb. zero %, 2018                                  2,847,890
            394,000 Seacor Holdings, Inc. cv. sub. notes 5 3/8s, 2006                                       409,268
                                                                                                      -------------
                                                                                                         28,758,623

Engineering & Construction (0.5%)
-------------------------------------------------------------------------------------------------------------------
          7,370,000 Foster Wheeler, Ltd. 144A cv. sub. notes 6 1/2s, 2007                                 4,550,975

Financial (0.4%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Financial Federal Corp. cv. sub. notes 4 1/2s, 2005                                   3,412,500

Health Care (0.5%)
-------------------------------------------------------------------------------------------------------------------
          4,106,000 Healthsouth Corp. cv. sub. deb. 3 1/4s, 2003                                          3,900,700

Homebuilding (0.4%)
-------------------------------------------------------------------------------------------------------------------
          5,860,000 D.R. Horton, Inc. cv. sr. notes zero %, 2021                                          3,113,125

Investment Banking/Brokerage (3.5%)
-------------------------------------------------------------------------------------------------------------------
          2,400,000 Berkshire Hathaway cv. sr. notes 1s, 2001                                             6,534,000
         14,272,000 E(*)Trade Group, Inc. cv. sub. notes 6s, 2007                                         9,241,120
         18,950,000 Legg Mason, Inc. 144A cv. LYON zero %, 2031                                           8,533,185
          8,100,000 Stilwell Financial, Inc. 144A cv. LYON zero %, 2031                                   5,892,750
                                                                                                      -------------
                                                                                                         30,201,055

Lodging/Tourism (1.0%)
-------------------------------------------------------------------------------------------------------------------
         35,100,000 Royal Caribbean Cruises cv. sr. notes zero %, 2021                                    8,599,500

Machinery (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,030,000 Integrated Process Equipment cv. sub. notes
                    6 1/4s, 2004                                                                          1,174,125

Media (1.0%)
-------------------------------------------------------------------------------------------------------------------
         10,300,000 AT&T Corp.- Liberty Media Group cv. deb. Class B,
                    3 1/4s, 2031                                                                          8,922,375

Medical Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,412,000 Thermo Cardiosystems, Inc. 144A cv. company
                    guaranty 4 3/4s, 2004                                                                 1,307,865

Metals (1.8%)
-------------------------------------------------------------------------------------------------------------------
          9,200,000 Freeport-McMoRan Copper & Gold, Inc. 144A
                    cv. sr. notes 8 1/4s, 2006                                                            9,667,360
          2,741,000 Inco, Ltd. cv. deb. 5 3/4s, 2004 (Canada)                                             2,703,311
          2,748,500 Quanex Corp. cv. sub. deb. 6.88s, 2007                                                2,762,243
                                                                                                      -------------
                                                                                                         15,132,914

Paper & Forest Products (1.1%)
-------------------------------------------------------------------------------------------------------------------
          6,921,000 Mail-Well, Inc. cv. sub. notes 5s, 2002                                               6,358,669
          3,000,000 Thermo Fibertek, Inc. 144A cv. company guaranty
                    4 1/2s, 2004                                                                          2,760,000
                                                                                                      -------------
                                                                                                          9,118,669

Pharmaceuticals (7.5%)
-------------------------------------------------------------------------------------------------------------------
          4,620,000 Alkermes, Inc. cv. sub. notes 3 3/4s, 2007                                            3,026,100
          7,396,000 Allergan, Inc. 144A cv. bonds zero %, 2020                                            4,604,010
          4,313,000 Alpharma, Inc. cv. sr. notes 5 3/4s, 2005                                             4,641,866
          8,300,000 Alza Corp. cv. sub. deb. zero %, 2020                                                 6,774,875
          3,800,000 Atrix Labs, Inc. cv. sub. notes 7s, 2004                                              5,020,750
         14,600,000 Elan Finance Corp., Ltd. cv. LYON zero %, 2018
                    (Bermuda)                                                                            10,493,750
         10,990,000 ICN Pharmaceuticals, Inc. 144A cv. sub. notes
                    6 1/2s, 2008                                                                         10,660,300
          2,800,000 Inhale Therapeutic Systems, Inc. cv. sub. notes
                    3 1/2s, 2007                                                                          1,690,500
            772,000 Inhale Therapeutic Systems, Inc. 144A cv. sub. notes
                    5s, 2007                                                                                544,260
          1,000,000 Inhale Therapeutic Systems, Inc. 144A cv. sub. notes
                    3 1/2s, 2007                                                                            603,750
          7,140,000 IVAX Corp. 144A cv. sr. sub. notes 4 1/2s, 2008                                       5,845,875
          3,017,000 Sepracor, Inc. cv. sub. deb. 7s, 2005                                                 2,971,745
         10,223,000 Sepracor, Inc. cv. sub. deb. 5s, 2007                                                 8,063,391
                                                                                                      -------------
                                                                                                         64,941,172

Photography/Imaging (1.4%)
-------------------------------------------------------------------------------------------------------------------
         28,258,000 Xerox Corp. cv. sub. deb. 0.57s, 2018                                                12,150,940

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,900,000 Times Mirror Co. cv. sub. notes zero %, 2017                                            978,500

Real Estate (0.3%)
-------------------------------------------------------------------------------------------------------------------
          3,150,000 Malan Realty Investors cv. sub. notes 9 1/2s, 2004                                    2,874,375

Restaurants (0.3%)
-------------------------------------------------------------------------------------------------------------------
          3,800,000 CKE Restaurants, Inc. cv. sub notes 4 1/4s, 2004                                      2,783,500

Retail (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Baker (J.), Inc. cv. deb. 7s, 2002 (In default) (NON)                                   260,000
         10,220,000 TJX Companies, Inc. (The) 144A cv. LYON
                    zero %, 2021                                                                          7,320,075
                                                                                                      -------------
                                                                                                          7,580,075

Semiconductor (2.4%)
-------------------------------------------------------------------------------------------------------------------
          1,520,000 Advanced Energy Industries, Inc. cv. sub. notes
                    5 1/4s, 2006                                                                          1,242,600
          3,640,000 ASML Holding NV 144A cv. sub notes 5 3/4s,
                    2006 (Netherlands)                                                                    3,840,200
          3,041,000 LAM Research Corp. cv. sub. notes 5s, 2002                                            3,151,236
          4,230,000 LAM Research Corp. 144A cv. notes 4s, 2006                                            3,510,900
          1,108,000 Photronics, Inc. cv. sub. notes 6s, 2004                                              1,178,635
          6,540,000 Teradyne, Inc. 144A cv. sr. notes 3 3/4s, 2006                                        7,398,375
                                                                                                      -------------
                                                                                                         20,321,946

Software (5.5%)
-------------------------------------------------------------------------------------------------------------------
          7,700,000 Aether Systems, Inc. cv. sub. notes 6s, 2005                                          4,389,000
          6,000,000 Akamai Technologies, Inc. cv. sub. notes 5 1/2s, 2007                                 2,205,000
          5,084,000 Aspen Technology, Inc. cv. sub. deb. 5 1/4s, 2005                                     3,800,290
          4,000,000 Hyperion Software Corp. cv. sub. notes 4 1/2s, 2005                                   3,325,000
         15,400,000 Manugistics Group, Inc. cv. sub. notes 5s, 2007                                       9,143,750
          5,140,000 Network Associates, Inc. 144A cv. sub. notes 5 1/4s,
                    2006                                                                                  6,726,975
          1,400,000 Peregrine Systems, Inc. cv. sub. notes 5 1/2s, 2007                                   1,263,500
         10,600,000 Rational Software Corp. cv. sub. notes 5s, 2007                                       8,612,500
          1,821,000 Rational Software Corp. 144A cv. sub. notes 5s, 2007                                  1,479,563
          5,730,000 Symantec Corp. 144A cv. sub notes 3s, 2006                                            6,227,822
                                                                                                      -------------
                                                                                                         47,173,400

Technology Services (2.7%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Acxiom Corp. cv. sub. notes 5 1/4s, 2003                                              3,570,000
          4,100,000 Affiliated Computer Services, Inc. cv. sub. notes 4s,
                    2005                                                                                  8,666,375
          6,267,000 CheckFree Corp. cv. company guaranty 6 1/2s, 2006                                     4,449,570
            616,000 CheckFree Corp. 144A cv. sub. notes 6 1/2s, 2006                                        437,360
          2,577,000 Safeguard Scientifics, Inc. cv. sub. notes 5s, 2006                                   1,333,598
          2,975,000 Safeguard Scientifics, Inc. 144A cv. sub. notes 5s, 2006                              1,539,563
          1,500,000 Silicon Graphics Corp. cv. sr. notes 5 1/4s, 2004                                       318,750
          2,600,000 Telxon Corp. cv. sub. notes 5 3/4s, 2003                                              2,457,000
                                                                                                      -------------
                                                                                                         22,772,216

Telecommunications (1.8%)
-------------------------------------------------------------------------------------------------------------------
         22,300,000 Brightpoint, Inc. cv. LYON zero %, 2018                                               9,254,500
         15,200,000 Cox Communications, Inc. cv. sub. deb. 0.426s, 2020                                   6,517,000
                                                                                                      -------------
                                                                                                         15,771,500

Textiles (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,186,000 Reebok International, Ltd. 144A cv. deb. FRB 4 1/4s,
                    2021                                                                                  1,098,533

Tobacco (1.7%)
-------------------------------------------------------------------------------------------------------------------
          6,085,000 Standard Commercial Corp. cv. sub. deb. 7 1/4s, 2007                                  5,484,106
          7,150,000 Vector Group, Ltd. 144A cv. sub. notes 6 1/4s, 2008                                   9,312,875
                                                                                                      -------------
                                                                                                         14,796,981

Transaction Processing (0.7%)
-------------------------------------------------------------------------------------------------------------------
          5,030,000 National Data Corp. cv. sub. notes 5s, 2003                                           5,671,325

Waste Management (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,267,000 OHM Corp. cv. sub. deb. 8s, 2006                                                      1,949,620
                                                                                                      -------------
                    Total Convertible Bonds and Notes
                    (cost $539,988,745)                                                               $ 493,732,630

CONVERTIBLE PREFERRED STOCKS (27.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (0.1%)
-------------------------------------------------------------------------------------------------------------------
             20,954 Coltech Capital Trust $2.625 cv. pfd.                                             $     660,051

Automotive (0.3%)
-------------------------------------------------------------------------------------------------------------------
            155,600 Tower Automotive Capital Trust 144A $3.375 cv. pfd.                                   2,917,500

Banking (1.0%)
-------------------------------------------------------------------------------------------------------------------
             85,400 Sovereign Bancorp, Inc. $3.75 cv. pfd.                                                5,113,325
             69,350 Union Planters Corp. Ser. E, $2.00 cum. cv. pfd.                                      3,510,844
                                                                                                      -------------
                                                                                                          8,624,169

Broadcasting (2.8%)
-------------------------------------------------------------------------------------------------------------------
            222,439 Emmis Communications Corp. Ser. A, $3.125
                    cum. cv. pfd.                                                                         6,117,073
            213,101 Pegasus Communications Corp. Ser. C, 6.50%
                    cum. cv. pfd.                                                                         5,966,828
              5,000 Radio One, Inc. 6.50% cum. cv. pfd.                                                   4,324,690
            338,200 Sinclair Broadcast Group, Inc. Ser. D, $3.00 cv. pfd.                                 7,989,975
                                                                                                      -------------
                                                                                                         24,398,566

Cable Television (0.8%)
-------------------------------------------------------------------------------------------------------------------
            290,200 AT&T Corp. 7.00% cv. pfd.                                                             7,291,275

Commercial and Consumer Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
            115,900 Carriage Services Capital Trust $3.50 cv. pfd.                                        3,317,638
             53,600 Carriage Services Capital Trust 144A $3.50 cv. pfd.                                   1,534,300
                                                                                                      -------------
                                                                                                          4,851,938

Electric Utilities (1.5%)
-------------------------------------------------------------------------------------------------------------------
             70,946 CMS Energy Corp. 8.75% cum. cv. pfd.                                                  2,154,985
            213,000 TXU Corp. $4.375 cv. pfd                                                             10,626,570
                                                                                                      -------------
                                                                                                         12,781,555

Electronics (1.3%)
-------------------------------------------------------------------------------------------------------------------
            174,400 Motorola, Inc. $7.00 cv, pfd.                                                         8,589,200
             58,331 Pioneer Standard Electronics, Inc. $3.375 cv. pfd.                                    2,012,420
             10,300 Titan Capital Trust 144A $2.875 cv. pfd.                                                410,713
                                                                                                      -------------
                                                                                                         11,012,333

Energy (1.1%)
-------------------------------------------------------------------------------------------------------------------
            162,953 Evi, Inc. $2.50 cum. cv. pfd.                                                         7,149,563
             27,483 Hanover Compressor Capital Trust 144A
                    $3.625 cv. pfd.                                                                       2,298,266
                                                                                                      -------------
                                                                                                          9,447,829

Engineering & Construction (1.6%)
-------------------------------------------------------------------------------------------------------------------
            418,300 TXI Capital Trust I $2.75 cv. pfd.                                                   13,711,862

Food (0.5%)
-------------------------------------------------------------------------------------------------------------------
             89,026 Suiza Capital Trust II $2.75 cv. pfd.                                                 3,950,529

Health Care Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
             50,200 Caremark RX Capital Trust I $3.50 cum. cv. pfd.                                       4,769,000
             33,726 Caremark RX Capital Trust I 144A $3.50 cv. pfd.                                       3,203,970
                                                                                                      -------------
                                                                                                          7,972,970

Insurance (2.3%)
-------------------------------------------------------------------------------------------------------------------
            272,600 ACE, Ltd. $4.125 cum. cv. pfd.                                                       20,138,325

Metals (1.5%)
-------------------------------------------------------------------------------------------------------------------
            577,700 Freeport-McMoRan Copper & Gold, Inc. $1.75
                    cum. cv. pfd.                                                                         8,376,650
             86,500 USX Capital Trust I $3.375 cum. cv. pfd.                                              4,247,150
                                                                                                      -------------
                                                                                                         12,623,800

Oil & Gas (3.4%)
-------------------------------------------------------------------------------------------------------------------
             70,200 Newfield Exploration Co. $3.25 cv. pfd.                                               3,790,800
            399,400 Vec Trust I $1.937 cum. cv. pfd.                                                     12,724,884
            260,000 Western Gas Resources $2.625 cum. cv. pfd.                                           12,350,000
                                                                                                      -------------
                                                                                                         28,865,684

Paper & Forest Products (1.8%)
-------------------------------------------------------------------------------------------------------------------
            239,436 International Paper Capital Trust $2.625 cum. cv. pfd.                               10,385,537
            127,872 Sealed Air Corp. Ser. A, $1.00 cum. cv. pfd.                                          5,306,688
                                                                                                      -------------
                                                                                                         15,692,225

Pharmaceuticals (1.2%)
-------------------------------------------------------------------------------------------------------------------
             50,814 Biovail Corp. $3.375 cv. pfd. (Canada)                                                4,255,673
            167,300 Pharmacia Corp. 6.50% cv. pfd.                                                        6,503,788
                                                                                                      -------------
                                                                                                         10,759,461

Power Producers (0.6%)
-------------------------------------------------------------------------------------------------------------------
             79,935 Mirant Trust I Ser. A, $3.125 cum. cv. pfd                                            4,764,126

Publishing (0.9%)
-------------------------------------------------------------------------------------------------------------------
             86,900 Tribune Co. 2.00% cv. pfd.                                                            7,625,475

Railroads (0.6%)
-------------------------------------------------------------------------------------------------------------------
             86,387 Canadian National Railway Co. $2.625 cv. pfd.
                    (Canada)                                                                              4,751,285

Technology Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Electronic Data Systems Corp. zero % cv. pfd.                                         5,480,000

Telecommunications (2.4%)
-------------------------------------------------------------------------------------------------------------------
            123,721 Broadwing, Inc. Ser. B, $3.375 cum. cv. pfd.                                          3,510,583
            220,400 Citizens Communications Co. cv. pfd. $1.688                                           4,435,550
            163,800 Cox Communications, Inc. $7.75 cv. pfd.                                               8,845,200
             41,000 Global Crossing, Ltd. 6.75% cum. cv. pfd. (Bermuda)                                     389,500
             33,800 Global Crossing, Ltd. 144A 7.00% cum. cv. pfd.
                    (Bermuda)                                                                               257,725
             54,200 McLeodUSA, Inc. Ser. A, 6.75% cum. cv. pfd.                                           1,239,825
             76,317 Qwest Trends Trust 144A 5.75% cv. pfd.                                                2,203,653
                                                                                                      -------------
                                                                                                         20,882,036
                                                                                                      -------------
                    Total Convertible Preferred Stocks
                    (cost $285,552,847)                                                               $ 239,202,994

COMMON STOCKS (13.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (0.3%)
-------------------------------------------------------------------------------------------------------------------
            120,000 Precision Castparts Corp.                                                         $   2,728,800

Automotive (0.2%)
-------------------------------------------------------------------------------------------------------------------
             70,300 Carlisle Companies, Inc.                                                              2,100,564

Biotechnology (0.6%)
-------------------------------------------------------------------------------------------------------------------
             95,950 Genzyme Corp. (NON)                                                                   5,176,503
              5,206 Genzyme Corp. (Genzyme Biosurgery Division) (NON)                                        28,633
                                                                                                      -------------
                                                                                                          5,205,136

Broadcasting (0.5%)
-------------------------------------------------------------------------------------------------------------------
            106,000 Clear Channel Communications, Inc. (NON)                                              4,040,720

Communications Equipment (0.1%)
-------------------------------------------------------------------------------------------------------------------
            177,200 ONI Systems Corp. (NON)                                                                 866,508

Computers (0.2%)
-------------------------------------------------------------------------------------------------------------------
            148,000 Checkpoint Systems, Inc. (NON)                                                        1,548,080

Consumer Finance (0.7%)
-------------------------------------------------------------------------------------------------------------------
            119,600 Household International, Inc.                                                         6,255,080

Consumer Goods (0.2%)
-------------------------------------------------------------------------------------------------------------------
             38,400 Avon Products, Inc.                                                                   1,798,272

Electronics (1.6%)
-------------------------------------------------------------------------------------------------------------------
            620,000 Act Manufacturing, Inc. (NON)                                                         3,013,200
             82,000 Celestica, Inc. (Canada) (NON)                                                        2,814,240
            175,500 Fairchild Semiconductor Corp. Class A (NON)                                           3,729,375
            231,000 Flextronics International, Ltd. (Singapore) (NON)                                     4,596,900
                                                                                                      -------------
                                                                                                         14,153,715

Energy (0.9%)
-------------------------------------------------------------------------------------------------------------------
            471,200 Global Marine, Inc. (NON)                                                             7,586,320

Engineering & Construction (0.3%)
-------------------------------------------------------------------------------------------------------------------
             78,900 Texas Industries, Inc.                                                                2,374,890

Financial (0.8%)
-------------------------------------------------------------------------------------------------------------------
            145,900 Citigroup, Inc.                                                                       6,641,368

Insurance (1.6%)
-------------------------------------------------------------------------------------------------------------------
             74,600 ACE, Ltd.                                                                             2,629,650
            124,700 XL Capital, Ltd. Class A (Bermuda)                                                   10,831,442
                                                                                                      -------------
                                                                                                         13,461,092

Investment Banking/Brokerage (1.4%)
-------------------------------------------------------------------------------------------------------------------
             52,300 JPMorgan Chase & Co.                                                                  1,849,328
             58,500 Lehman Brothers Holdings, Inc.                                                        3,653,910
            150,000 Merrill Lynch & Company, Inc.                                                         6,556,500
                                                                                                      -------------
                                                                                                         12,059,738

Manufacturing (0.7%)
-------------------------------------------------------------------------------------------------------------------
            185,200 Pentair, Inc.                                                                         5,880,100

Metals (0.3%)
-------------------------------------------------------------------------------------------------------------------
             97,600 Quanex Corp.                                                                          2,532,720

Retail (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,385,700 Rite Aid Corp. (NON)                                                                  7,649,064
             44,900 TJX Companies, Inc. (The)                                                             1,517,620
                                                                                                      -------------
                                                                                                          9,166,684

Semiconductor (0.3%)
-------------------------------------------------------------------------------------------------------------------
            120,000 Teradyne, Inc. (NON)                                                                  2,766,000

Software (0.2%)
-------------------------------------------------------------------------------------------------------------------
            150,000 Rational Software Corp. (NON)                                                         1,968,000

Technology Services (1.6%)
-------------------------------------------------------------------------------------------------------------------
            485,100 Acxiom Corp. (NON)                                                                    5,719,329
            314,600 KPMG Consulting, Inc. (NON)                                                           3,875,872
            352,300 Symbol Technologies, Inc.                                                             4,527,055
                                                                                                      -------------
                                                                                                         14,122,256
                                                                                                      -------------
                    Total Common Stocks (cost $135,615,802)                                           $ 117,256,043

UNITS (0.4%) (a) (cost $3,959,928)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             77,600 Washington Mutual Capital Trust I 144A units
                    cum. cv. pfd. $2.69, 2041                                                          $  3,647,200

SHORT-TERM INVESTMENTS (2.6%) (a) (cost $21,964,601)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        22,008,609 Short-term investments held as collateral for
                    loaned securities with yields ranging from
                    2.19% to 3.93% and due dates ranging from
                    November 2, 2001 to December 26, 2001 (d).                                        $  21,964,601
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $987,081,923) (b)                                         $ 875,803,468
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $860,954,104.

  (b) The aggregate identified cost on a tax basis is $994,955,998, resulting in gross unrealized appreciation and depreciation of $23,134,600 and $142,287,130, respectively, or net unrealized depreciation of $119,152,530.

  (d) See footnote F to the financial statements.

(NON) Non-income-producing security.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at October 31, 2001, which are subject to change based on the terms of the security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $20,815,451 of
securities on loan (identified cost $987,081,923) (Note 1)                   $  875,803,468
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         7,092,855
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              213,442
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   25,999,332
-------------------------------------------------------------------------------------------
Total assets                                                                    909,109,097

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                  9,324,885
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 14,033,635
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,123,195
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,347,332
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        38,001
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,223
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              275,360
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               21,964,601
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               46,761
-------------------------------------------------------------------------------------------
Total liabilities                                                                48,154,993
-------------------------------------------------------------------------------------------
Net assets                                                                   $  860,954,104

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,200,875,050
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                     13,336,145
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (241,978,636)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                     (111,278,455)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $  860,954,104

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($657,937,489 divided by 49,404,039 shares)                                          $13.32
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.32)*                              $14.13
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($143,286,227 divided by 10,912,790 shares)**                                        $13.13
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($4,824,895 divided by 363,767 shares)**                                             $13.26
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($9,344,579 divided by 706,535 shares)                                               $13.23
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.23)*                              $13.71
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($45,560,914 divided by 3,420,484 shares)                                            $13.32
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                      $  41,655,314
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $19,235)                                        19,506,927
-------------------------------------------------------------------------------------------
Security lending                                                                     69,016
-------------------------------------------------------------------------------------------
Total investment income                                                          61,231,257

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  6,213,875
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,187,712
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    17,527
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     19,936
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,983,850
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,863,946
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                55,032
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                87,372
-------------------------------------------------------------------------------------------
Other                                                                               540,950
-------------------------------------------------------------------------------------------
Total expenses                                                                   11,970,200
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (373,467)
-------------------------------------------------------------------------------------------
Net expenses                                                                     11,596,733
-------------------------------------------------------------------------------------------
Net investment income                                                            49,634,524
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (224,909,235)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (1,645,149)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                      (55,645,538)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (282,199,922)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(232,565,398)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended October 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   49,634,524    $  50,428,707
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (226,554,384)      75,732,525
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                            (55,645,538)     (55,064,789)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                      (232,565,398)      71,096,443
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (31,189,737)     (38,466,746)
--------------------------------------------------------------------------------------------------
   Class B                                                             (6,081,913)      (8,623,570)
--------------------------------------------------------------------------------------------------
   Class C                                                               (172,489)         (90,474)
--------------------------------------------------------------------------------------------------
   Class M                                                               (400,111)        (563,913)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (2,152,773)      (2,592,872)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (57,593,623)     (92,671,101)
--------------------------------------------------------------------------------------------------
   Class B                                                            (14,479,240)     (26,708,331)
--------------------------------------------------------------------------------------------------
   Class C                                                               (361,853)        (118,538)
--------------------------------------------------------------------------------------------------
   Class M                                                               (891,310)      (1,567,379)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (3,689,458)      (5,932,817)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (39,196,663)       1,570,846
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (388,774,568)    (104,668,452)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   1,249,728,672    1,354,397,124
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $13,336,145 and $4,248,835, respectively)                $  860,954,104   $1,249,728,672
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.62       $20.26       $20.04       $23.22       $21.24
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .75          .76          .75          .76          .78
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.27)         .30         2.30        (1.02)        3.70
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.52)        1.06         3.05         (.26)        4.48
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.62)        (.77)        (.75)        (.76)        (.87)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.06)        (.03)        (.06)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.16)       (1.93)       (2.02)       (2.13)       (1.57)
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.78)       (2.70)       (2.83)       (2.92)       (2.50)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.32       $18.62       $20.26       $20.04       $23.22
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (19.85)        5.16        16.42        (1.37)       22.86
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $657,937     $933,703     $982,956   $1,056,693   $1,168,470
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.01          .97          .98          .97         1.03
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.86         3.86         3.73         3.50         3.56
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                207.64       176.66        54.74        92.76        70.74
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.37       $20.02       $19.83       $23.01       $21.09
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .63          .61          .60          .59          .63
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.21)         .29         2.27        (1.01)        3.64
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.58)         .90         2.87         (.42)        4.27
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.50)        (.62)        (.60)        (.61)        (.73)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.06)        (.02)        (.05)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.16)       (1.93)       (2.02)       (2.13)       (1.57)
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.66)       (2.55)       (2.68)       (2.76)       (2.35)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.13       $18.37       $20.02       $19.83       $23.01
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (20.46)        4.38        15.58        (2.11)       21.89
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $143,286     $235,897     $291,017     $289,652     $257,163
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.76         1.72         1.73         1.72         1.78
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.09         3.11         2.99         2.74         2.78
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                207.64       176.66        54.74        92.76        70.74
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    July 26, 1999+
operating performance                 Year ended October 31  to October 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.55       $20.23       $20.85
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (a)                .64          .61          .20
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.27)         .31         (.59)
---------------------------------------------------------------------------
Total from
investment operations                  (3.63)         .92         (.39)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.50)        (.67)        (.20)
---------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.03)
---------------------------------------------------------------------------
From net realized gain
on investments                         (1.16)       (1.93)          --
---------------------------------------------------------------------------
Total distributions                    (1.66)       (2.60)        (.23)
---------------------------------------------------------------------------
Net asset value,
end of period                         $13.26       $18.55       $20.23
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (20.51)        4.45        (1.87)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $4,825       $5,545         $661
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.76         1.72          .47*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.12         3.17         1.12*
---------------------------------------------------------------------------
Portfolio turnover (%)                207.64       176.66        54.74
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.50       $20.13       $19.92       $23.08       $21.14
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .67          .66          .65          .65          .67
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.24)         .31         2.28        (1.00)        3.67
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.57)         .97         2.93         (.35)        4.34
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.54)        (.67)        (.65)        (.66)        (.78)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.05)        (.02)        (.05)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.16)       (1.93)       (2.02)       (2.13)       (1.57)
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.70)       (2.60)       (2.72)       (2.81)       (2.40)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.23       $18.50       $20.13       $19.92       $23.08
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (20.27)        4.73        15.87        (1.75)       22.24
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,345      $15,370      $16,338      $18,081      $14,719
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.51         1.47         1.48         1.47         1.53
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.34         3.36         3.23         2.99         3.04
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                207.64       176.66        54.74        92.76        70.74
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                                            For the period
Per-share                                                    Dec. 30, 1998+
operating performance                Year ended October 31   to October 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.63       $20.26       $19.32
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (a)                .79          .81          .72
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.28)         .31          .98
---------------------------------------------------------------------------
Total from
investment operations                  (3.49)        1.12         1.70
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.66)        (.82)        (.72)
---------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.04)
---------------------------------------------------------------------------
From net realized gain
on investments                         (1.16)       (1.93)          --
---------------------------------------------------------------------------
Total distributions                    (1.82)       (2.75)        (.76)
---------------------------------------------------------------------------
Net asset value,
end of period                         $13.32       $18.63       $20.26
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (19.68)        5.49         8.87*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $45,561      $59,214      $63,425
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .76          .72          .61*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.12         4.11         3.43*
---------------------------------------------------------------------------
Portfolio turnover (%)                207.64       176.66        54.74
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
October 31, 2001

Note 1
Significant accounting policies

Putnam Convertible Income-Growth Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide, with equal emphasis, current income and capital appreciation by investing primarily in bonds and preferred stocks convertible into common stock with capital conservation as a secondary objective.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares, but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Discounts on zero coupon bonds, stepped-coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2001, the value of securities loaned amounted to $20,815,451. The fund received cash collateral of $21,964,601 which is pooled with collateral of other Putnam funds into (48) issuers of high-grade-short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2001, the fund had a capital loss carryover of approximately $234,105,000 available to offset future net capital gain, if any, which will expire on October 31, 2009.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends, defaulted bond interest, realized gains and losses on certain futures contracts and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2001, the fund reclassified $550,191 to decrease undistributed net investment income with a decrease to accumulated net realized losses of $550,191. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 2001, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended October 31, 2001, the fund's expenses were reduced by $373,467 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,579 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC, and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $98,229 and $1,829 from the sale of class A and class M shares, respectively, and received $342,054 and $3,772 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2001, Putnam Retail Management, acting as underwriter received $1,415 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,144,344,259 and $2,267,813,328, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Capital shares

At October 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,265,039       $  94,109,846
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                5,149,629          78,313,810
---------------------------------------------------------------------------
                                            11,414,668         172,423,656

Shares
repurchased                                (12,156,148)       (185,149,810)
---------------------------------------------------------------------------
Net decrease                                  (741,480)      $ (12,726,154)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,152,407       $ 141,639,579
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                5,528,472         105,567,078
---------------------------------------------------------------------------
                                            12,680,879         247,206,657

Shares
repurchased                                (11,057,921)       (217,722,604)
---------------------------------------------------------------------------
Net increase                                 1,622,958       $  29,484,053
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,664,344        $ 25,734,157
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,129,207          17,027,263
---------------------------------------------------------------------------
                                             2,793,551          42,761,420

Shares
repurchased                                 (4,719,041)        (71,656,000)
---------------------------------------------------------------------------
Net decrease                                (1,925,490)       $(28,894,580)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,203,179       $  62,683,312
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,428,194          26,917,469
---------------------------------------------------------------------------
                                             4,631,373          89,600,781

Shares
repurchased                                 (6,331,558)       (123,771,531)
---------------------------------------------------------------------------
Net decrease                                (1,700,185)      $ (34,170,750)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    176,365         $ 2,782,008
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   31,532             478,077
---------------------------------------------------------------------------
                                               207,897           3,260,085

Shares
repurchased                                   (143,104)         (2,164,442)
---------------------------------------------------------------------------
Net increase                                    64,793         $ 1,095,643
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    275,873          $5,387,080
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,780             110,897
---------------------------------------------------------------------------
                                               281,653           5,497,977

Shares
repurchased                                    (15,330)           (297,819)
---------------------------------------------------------------------------
Net increase                                   266,323          $5,200,158
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     82,580         $ 1,277,338
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   76,051           1,154,072
---------------------------------------------------------------------------
                                               158,631           2,431,410

Shares
repurchased                                   (283,116)         (4,483,971)
---------------------------------------------------------------------------
Net decrease                                  (124,485)        $(2,052,561)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    163,110         $ 3,224,637
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   90,543           1,717,662
---------------------------------------------------------------------------
                                               253,653           4,942,299

Shares
repurchased                                   (234,303)         (4,570,644)
---------------------------------------------------------------------------
Net increase                                    19,350         $   371,655
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    479,040         $ 7,090,002
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  384,938           5,842,231
---------------------------------------------------------------------------
                                               863,978          12,932,233

Shares
repurchased                                   (622,036)         (9,551,244)
---------------------------------------------------------------------------
Net increase                                   241,942         $ 3,380,989
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    342,916        $  7,420,675
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  475,801           8,525,689
---------------------------------------------------------------------------
                                               818,717          15,946,364

Shares
repurchased                                   (770,533)        (15,260,634)
---------------------------------------------------------------------------
Net increase                                    48,184        $    685,730
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on pay downs on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 41.73% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

Putnam has won the DALBAR Service Award 10 times in the past 11 years. In 1997, 1998 and 2000, Putnam won all 3 DALBAR awards -- for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminvestments.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581


* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Get up-to-date information about your funds, learn more about investing and retirement planning, and access news and economic outlooks from Putnam's Web site. The site features:

* Secure access (with your Social Security number and password) to your account with all of your information, including a record of your balances and transactions, updated daily.

* On-line transactions, such as exchanges, additional investments, and address changes.

* Complete fund information, daily pricing, and long-term performance.

* Instant access to your quarterly statements, and annual and semiannual fund reports.

You can also read economic commentary from Putnam senior economic advisor Dr. Robert Goodman, use our glossary to decode investment terms, get our update on the markets, and much more.

New enhancements are added to the site regularly. Bookmark us at www.putnaminvestments.com


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Edward T. Shadek, Jr.
Vice President

Dolores S. Bamford
Vice President and Fund Manager

James A. Polk
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN019-76256  008/223/920  12/01

PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Convertible Income-Growth Trust
Supplement to annual Report dated 10/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 10/31/01

                                                       NAV
1 year                                               -19.68%
5 years                                               19.76
Annual average                                         3.67
10 years                                             138.77
Annual average                                         9.09
Life of fund (since class A inception, 6/29/72)
Annual average                                        10.78

Share value:                                           NAV
10/31/00                                             $18.63
10/31/01                                             $13.32
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains       Total
                                        Short      Long
                     4      $0.6583    $0.5561    $0.6066   $1.8210
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.